BANGKOK METROPOLITAN BANK PUBLIC COMPANY LIMITED
                   No.2 Chalermkhet 4 Road, Bangkok Metropolis
                              Tel 2230561, 2259999

                               LETTER OF GUARANTEE
                               Date June 18, 1998

         We, Bangkok Metropolitan Bank Public Company Limited, of No. 2 Chalermkhet 4 Road, Kwang Thepsirin, Khet Pomprab, Bangkok Metropolis hereby issue this Letter of Guarantee to the Airports Authority of Thailand under the following terms:

         Clause 1. According to the Contract on Permission to Sell Duty Free Merchandise and to Lease Premises to engage in business at the Bangkok Airport and Regional Airports dated March 6, 1996 Contract No. 6-04/2539 entered into between King Power Duty Free Co., Ltd. and the Airports Authority of Thailand, under which King Power Duty Free Co., Ltd. shall provide a Bank Guarantee to secure its performance thereunder, in the amount of Baht 337,500,000. (Three hundred thirty seven million five hundred thousand Baht only).

         Clause 2. We, Bangkok Metropolitan Bank Public Company Limited hereby warrant that if King Power Duty Free Co., Ltd. fails to comply with any conditions of the Contract entered into with the Airports Authority of Thailand or be in breach of any conditions stipulated therein, and by which the Airports Authority of Thailand shall be entitled to claim for a penalty and/or damage from King Power Duty Free Co., Ltd., Bangkok Metropolitan Bank Public Company Limited agrees to make payment in the amount not exceeding Baht 337,500,000. (Three hundred thirty seven million five hundred thousand Baht only) to the Airports Authority of Thailand for King Power Duty Free Co., Ltd., and with our consent being given in case the Airports Authority of Thailand grants any extension of time or relaxation in the performance under the Contract for King Power Duty Free Co., Ltd.

         This Letter of Guarantee shall be effective from January 1, 1998 until December 31, 1998. Upon the expiry of such period, Bangkok Metropolitan Bank Public Company Limited shall be deemed released from any responsibility or liability herein made. IN WITNESS WHEREOF, we, Bangkok Metropolitan Bank Public Company Limited have set our hands in presence of witnesses.

              For Bangkok Metropolitan Bank Public Company Limited

Signed    (Signature)  Guarantor          Signed  (Signature)  Guarantor
-------------------------------------     ------------------------------------
  (Mr. Narongchai Kitipaisannont)           (Mr. Pongcharoen Sanguansak)
Assistant Director of Accounting Div.     Deputy Director of Credit & Security
                                            Div.

Signed    (Signature)   Witness           Signed (Signature) Witness
--------------------------------------    ------------------------------------
 (Mr. Sontaya Sakolwaree)                   (Mr. Prapas Uengcharoen)